EXHIBIT 23.3





                        Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 333-88039 and No. 333-91409) of Entrade Inc. of our report dated February 14, 2000, with respect to the financial statements of asseTrade.com, Inc. as of December 31, 1999 included in this Form 10-K/A, as amended.



                                                           /s/ ENRST & YOUNG LLP



Philadelphia, Pennsylvania
April 7, 2000

























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